Concentration of Risk	12 Months Ended
Dec. 31, 2021
Concentration of Risk
Note 10 - Concentration of risk

Note 10 - Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.

As of December 31, 2021 and 2020, $44,405 and $151,770 were deposited with various major financial institutions located in Hong Kong and PRC, respectively. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

Accounts receivable are typically unsecured and derived from revenue earned from customers, thereby exposed to credit risk. The risk is mitigated by the Company’s assessment of its customers’ creditworthiness and its ongoing monitoring of outstanding balances. The Company maintains reserves for estimated credit losses, and such losses have generally been within expectations.

Customer and vendor concentration risk

For the year ended December 31, 2021, none of the customers accounted for more than 10% of the Company’s total revenues.  For the year ended December 31, 2020, one customer accounted for 10% of the Company’s total revenues. For the year ended December 31, 2019, none of the customers accounted for more than 10% of the Company’s total revenues.  Revenues from related parties accounted for 0%, 37%, and 40% of the total revenues for the years ended December 31, 2021, 2020, and 2019.

For the year ended December 31, 2021, none of our suppliers accounted for more than 10% of the Company’s total purchases.. For the year ended December 31, 2020, two suppliers accounted for 88% of the Company’s total purchases. For the year ended December 31, 2019, none of our suppliers accounted for more than 10% of the Company’s total purchases.